Exhibit 10.40


                             AMENDMENT NO. 5 TO
                        LOAN AND SECURITY AGREEMENT
                    AND AMENDMENT NO. 7 TO SUPPLEMENT A
                       TO LOAN AND SECURITY AGREEMENT



                                                 February 20, 1997



All Star Gas Corporation, f/k/a
  Empire Gas Corporation
1700 South Jefferson Street
Lebanon, Missouri  65536
Attention:  Ms. Valeria Schall

Ladies and Gentlemen:

            Reference is made to the Loan and Security Agreement dated as of June 29, 1994 among All Star Gas Corporation, f/k/a Empire Gas Corporation ("Borrower"), the Lenders party thereto ("Lenders") and Bank of America Illinois, f/k/a Continental Bank, f/k/a Continental Bank N.A., as a Lender and as Agent for the Lenders ("BAI"), as amended through the date hereof (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

            Borrower has requested that Requisite Lenders agree to amend the Loan Agreement in order (i) to increase the maximum amount of aggregate cash consideration that may be paid in any twelve month period in connection with Permitted Acquisitions, (ii) permit certain stock repurchase transactions, (iii) lower the applicable interest rates and Letter of Credit fees and (iv) delete the capital expenditure limitation. Requisite Lenders have agreed to do so, on the terms and conditions contained herein.

            Therefore, the parties hereto agree as follows:

            1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

            (a)   Section 1.1

                  (i) The formula contained in the term "LIBOR Rate"
            contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                                                  LIBOR Base Rate
                  "LIBOR Rate=2.50% plus    ---------------------------
                                            1-Eurocurrency Requirement"

                  (ii) The definitions of the terms "Applicable LIBOR
            Margin" and "Applicable Reference Margin" are hereby deleted in their entirety.

                  (iii) Clause (b) of the definition of the term "Permitted
            Acquisition" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(b) total cash consideration paid for such Acquisition,
            together with the cash consideration paid for all other Permitted Acquisitions consummated in the immediately preceding twelve month period, does not exceed $15,000,000 in the aggregate, minus the aggregate amount of Investments made by Borrower in its Subsidiaries during the period commencing on the Closing Date and ending on the date of such Acquisition;"

            (b) Section 2.2. The third sentence of subsection (b) of
      Section 2.2 of the Loan Agreement is hereby amended by deleting therefrom the words "one and one-half percent (1.5%)" contained herein and inserting in their place the words "one percent (1.0%)".

            (c) Section 5.13. Clause (a) of Section 5.13 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(a) purchase or redeem any shares of its stock or any
            options or warrants therefor, other than (i) a repurchase of the Warrants upon the occurrence of a merger constituting a Repurchase Event to which Agent has consented and (ii) repurchases of stock of Borrower so long as no Event of Default or Unmatured Event of Default is then in existence or would be caused thereby; provided, that the consideration paid by Borrower in such stock repurchases shall not exceed $250,000 for any single transaction or $1,000,000 in the aggregate for all such stockrepurchases during the period commencing on February 15, 1997 and ending on the Termination Date;"

            2. Amendments to Supplement A. Supplement A is hereby amended as follows:

            (a) Section 3.1.1. Subsection (a) of Section 3.1.1 of
      Supplement A is hereby amended by deleting the phrase "Applicable Reference Margin" contained therein and inserting in its place the percentage "1.00%".

            (b) Section 6.2. Section 6.2 of Supplement A is hereby deleted in its entirety.

            3. Scope. This Amendment No. 5 to Loan and Security Agreement and Amendment No. 7 to Supplement A to Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement, Supplement A and the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement, Supplement A and the Restated Agreements shall remain in full force and effect in accordance with their respective terms.

            4. Conditions to Effectiveness. This Amendment shall be effective on February 28, 1997, upon the execution of this Amendment BAI, on behalf of the Requisite Lenders, acceptance hereby by Borrower and each other Obligor, and delivery hereof to BAI at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Mr. Mark Cordes, on or prior to February 28, 1997.

                                    Very truly yours,

                                    BANK OF AMERICA ILLINOIS,
                                    f/k/a CONTINENTAL BANK,
                                    f/k/a CONTINENTAL BANK N.A., AS
                                    AGENT ON BEHALF OF REQUISITE
                                    LENDERS


                                    By ___________________________________
                                         Its  Senior Vice President


Acknowledged and agreed to
24th day of February, 1997.

ALL STAR GAS CORPORATION, f/k/a
  EMPIRE GAS CORPORATION


By /s/ Mark Castaneda
   _____________________________
    Its  V.P. Finance




                Acknowledgment and Acceptance of Guarantors

            Each of the undersigned is a party to the Master Corporate Guaranty dated June 29, 1994 in favor of BAI, as Agent for itself and Lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Obligations of Borrower under the Loan Agreement. Each of the undersigned hereby acknowledges receipt of the foregoing Amendment, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such Amendment.


                                    Acknowledged and Agreed to this 24th
                                    day of February, 1997.

                                    EACH OF THE SUBSIDIARIES OF ALL
                                    STAR GAS CORPORATION, f/k/a
                                    EMPIRE GAS CORPORATION, LISTED
                                    ON EXHIBIT A ATTACHED HERETO



                                    By   Valeria Schall
                                       ----------------------------------
                                         Vice President of each Subsidiary





                              EXHIBIT A

                        List of Subsidiaries